                              [WASATCH FUNDS LOGO]

                THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS

                               WASATCH FUNDS, INC.

                        SUPPLEMENT DATED OCTOBER 29, 2003
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2003

This Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information dated January 31, 2003. You should retain this Supplement and the Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained by visiting our web site at www.wasatchfunds.com or by calling 800.551.1700.

                                   **********

The first sentence in the section entitled "Investment Objectives and Strategies
- WASATCH CORE GROWTH FUND" on page 3 is hereby revised as follows:

Effective September 12, 2003, the Core Growth Fund is closed to new investors and existing shareholders.

The first sentence in the section entitled "Investment Objectives and Strategies
- WASATCH MICRO CAP FUND" on page 4 is hereby revised as follows:

Effective September 12, 2003, the Micro Cap Fund is closed to new investors and existing shareholders.

The fourth sentence of the second paragraph in the section entitled "Investment Objectives and Strategies - WASATCH MICRO CAP FUND" on page 4 is revised as follows:

In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $1 billion at the time of purchase.

The first sentence in the section entitled "Investment Objectives and Strategies
- WASATCH SMALL CAP GROWTH FUND" on page 5 is hereby revised as follows:

Effective September 12, 2003, the Small Cap Growth Fund is closed to new investors and existing shareholders.

The fourth sentence of the second paragraph in the section entitled "Investment Objectives and Strategies - WASATCH SMALL CAP GROWTH FUND" on page 5 is revised as follows:

In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $2.5 billion at the time of purchase.

The first sentence in the section entitled "Investment Objectives and Strategies
- WASATCH SMALL CAP VALUE FUND" on page 5 is revised as follows:

Effective June 6, 2003, the Wasatch Small Cap Value Fund is closed to new investors and existing shareholders.

The fourth sentence in the section entitled "Investment Objectives and Strategies - WASATCH SMALL CAP VALUE FUND" on page 5 is revised as follows:

In pursuit of its investment objective, under normal market conditions, the Fund will invest at least 80% of its net assets in the common stock of companies with market capitalizations of less than $2.5 billion at the time of purchase.

The first sentence in the section entitled "Investment Objectives and Strategies
- WASATCH ULTRA GROWTH FUND" on page 6 is hereby revised as follows:

Effective September 12, 2003, the Ultra Growth Fund is closed to new investors and existing shareholders.

The following information is inserted on page 33, following the section entitled "Administrator and Transfer Agent":

DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. ("ADI" or the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202, as distributor of the Funds pursuant to a Distribution Agreement dated March 5, 2003, between the Funds and ADI. ADI also serves as distributor of other mutual funds. As distributor, ADI acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

The following information is added after the last paragraph of the section entitled "Purchase, Redemption and Pricing of Securities Being Offered" on page 36:

ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS

- Shareholders of Funds that are closed to new investors may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned. Shareholders may also add to their accounts through the Automatic Investment Plan ("AIP") and may increase the AIP amount.

- Shareholders of Funds that are closed to new investors may open new accounts that have the same social security number or registered shareholder as their existing accounts.

- Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.

- Administrators of 529 college savings plans with existing accounts at Wasatch may purchase additional shares in closed Funds.

- Financial advisors may continue to purchase shares for clients with existing accounts in Funds that are closed to new investors but may not open new accounts for clients who do not have existing accounts in those Funds.

ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS AND EXISTING
SHAREHOLDERS

- Shareholders of Funds that are closed to new investors and existing shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

- Shareholders of Funds that are closed to new and existing shareholders may continue to add to their existing accounts through an existing AIP. However, AIP amounts may not be increased.

- Participants in an existing employee benefit plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Wasatch Funds may not be able to support this exception.

- At the discretion of the Advisor, closed Funds may be available through certain firms that provide services to their customers who are shareholders of these Funds.

- At the discretion of the Advisor, Premier Services clients may be allowed to purchase shares in closed Funds.

- Directors of the Funds and employees and directors of Wasatch Advisors, Inc. and their family members may continue to open new accounts.

- The Advisor reserves the right to make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Funds effectively. The Advisor also reserves the right to reject any purchase or refuse any exception, including those detailed above, that it feels will adversely affect its ability to manage the Funds effectively.